                                                                 Exhibit (16)(m)


                    THE ARCH FUND, INC.
                    EXHIBIT 16
                    TOTAL RETURN
                    INVESTOR A SHARES
                    NO LOAD CALCULATIONS
                    GROWTH EQUITY PORTFOLIO


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   0.00%
---------------------------

T=(ERV/P)-1

WHERE:    T=        TOTAL RETURN

          ERV=      ENDING REDEEMABLE VALUE AT THE END
                    OF THE PERIOD OF A HYPOTHETICAL
                    $1,000 INVESTMENT MADE AT THE
                    BEGINNING OF THE PERIOD.

          P=        A HYPOTHETICAL INITIAL PAYMENT OF $1,000


EXAMPLE:

 SINCE INCEPTION:   ( 01/04/93 TO  11/30/97 ):
                    (  2,044.0 /1,000)-1 =             104.40%
 YEAR TO DATE:      ( 12/31/96 TO  11/30/97 ):
                    (  1,242.0 /1,000)-1 =              24.20%
 QUARTERLY:         ( 08/31/97 TO  11/30/97 ):
                    (  1,042.3 /1,000)-1 =               4.23%
 MONTHLY:           ( 10/31/97 TO  11/30/97 ):
                    (  1,020.1 /1,000)-1 =               2.01%

                    THE ARCH FUND, INC.
                    EXHIBIT 16
                    TOTAL RETURN
                    INVESTOR A SHARES
                    NO LOAD CALCULATIONS
                    GROWTH EQUITY PORTFOLIO


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   0.00%
---------------------------

T=(ERV/P)-1

WHERE:    T=        TOTAL RETURN

          ERV=      ENDING REDEEMABLE VALUE AT THE END
                    OF THE PERIOD OF A HYPOTHETICAL
                    $1,000 INVESTMENT MADE AT THE
                    BEGINNING OF THE PERIOD.

          P=        A HYPOTHETICAL INITIAL PAYMENT OF $1,000


EXAMPLE:

 SINCE INCEPTION:   ( 01/04/93 TO  11/30/97 ):
                    (  2,044.0 /1,000)-1 =             104.40%
 YEAR TO DATE:      ( 12/31/96 TO  11/30/97 ):
                    (  1,242.0 /1,000)-1 =              24.20%
 QUARTERLY:         ( 08/31/97 TO  11/30/97 ):
                    (  1,042.3 /1,000)-1 =               4.23%
 MONTHLY:           ( 10/31/97 TO  11/30/97 ):
                    (  1,020.1 /1,000)-1 =               2.01%

                    THE ARCH FUND, INC.
                    EXHIBIT 16
                    TOTAL RETURN
                    TRUST SHARES
                    NO LOAD CALCULATIONS
                    GROWTH EQUITY PORTFOLIO

AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   0.00%
---------------------------


T=(ERV/P)-1

WHERE:    T=        TOTAL RETURN

          ERV=      ENDING REDEEMABLE VALUE AT THE END
                    OF THE PERIOD OF A HYPOTHETICAL
                    $1,000 INVESTMENT MADE AT THE
                    BEGINNING OF THE PERIOD.

          P=        A HYPOTHETICAL INITIAL PAYMENT OF $1,000




EXAMPLE:

 SINCE INCEPTION:   ( 01/04/93 TO 11/30/97 ):
                    (2,061.0 /1,000)-1=            106.10%
 YEAR TO DATE:      ( 01/04/93 TO 11/30/97 ):
                    (  1,242.0  /1,000)-1=          24.20%
 QUARTERLY:         ( 08/31/97 TO 11/30/97):
                    (  1,042.3 /1,000)-1=            4.23%
 MONTHLY:           ( 10/31/97 TO 11/30/97):
                    ( 1,020.1 /1,000)-1=             2.01%